===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12


                     First Community Capital Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                      FIRST COMMUNITY CAPITAL CORPORATION
                               14200 GULF FREEWAY
                             HOUSTON, TEXAS  77034

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                   TO BE HELD ON ____________, May ___, 2002



Shareholders of First Community Capital Corporation:

     A Special Meeting of Shareholders (the "Meeting") of First Community Capital Corporation (the "Company") will be held at the main office of First Community Bank, N.A. at 14200 Gulf Freeway, Houston, Texas, on ______________, May ___, 2002, beginning at _______a.m. (local time), for the following purposes:

     1. To consider and vote upon a proposal to amend the Company's Articles of Incorporation to authorize 2,000,000 shares of preferred stock, issuable in series by the Board of Directors;

     2. To consider and vote upon a proposal to amend the Company's Articles of Incorporation to prohibit cumulative voting by the holders of the Company's capital stock in the election of directors;

     3. To consider and vote upon a proposal to amend the Company's Articles of Incorporation to provide for indemnification to the fullest extent allowed by law; and

     4. To transact such other business as may properly come before the Meeting or any adjournments thereof.

     The close of business on April ___, 2002 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or at any adjournments thereof. A list of shareholders entitled to vote at the Meeting will be available for inspection by any shareholder at the offices of the Company during ordinary business hours for a period of at least ten days prior to the Meeting.

                              By order of the Board of Directors,


                              Nigel J. Harrison
                              President and Chief Executive Officer

Houston, Texas
_____________, 2002


     YOUR VOTE IS IMPORTANT. YOU ARE CORDIALLY INVITED AND URGED TO ATTEND THE MEETING. REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE AT YOUR EARLIEST CONVENIENCE. NO ADDITIONAL POSTAGE IS NECESSARY IF THE PROXY IS MAILED IN THE UNITED STATES. THE PROXY IS REVOCABLE IN THE MANNER DESCRIBED IN THE PROXY STATEMENT AT ANY TIME BEFORE IT IS VOTED AT THE MEETING.

                      FIRST COMMUNITY CAPITAL CORPORATION
                               14200 GULF FREEWAY
                             HOUSTON, TEXAS  77034

                              _____________, 2002

                           ------------------------

                                PROXY STATEMENT
                                      FOR
                        SPECIAL MEETING OF SHAREHOLDERS
                   TO BE HELD ON ____________, MAY ___, 2002

                           ------------------------

                SOLICITATION, REVOCABILITY AND VOTING OF PROXIES

     This Proxy Statement is being furnished to shareholders of First Community Capital Corporation (the "Company") for solicitation of proxies on behalf of the Board of Directors of the Company for use at a Special Meeting of Shareholders of the Company to be held at the main office of First Community Bank, N.A. (the "Bank") at 14200 Gulf Freeway, Houston, Texas, on ___________, May ___, 2002, beginning at ______ a.m. (local time), and any adjournment thereof (the "Meeting"), for the purposes set forth in this Proxy Statement and the accompanying Notice of Special Meeting of Shareholders ("Notice of Meeting"). The Company expects that its 2002 Annual Meeting of Shareholders will be held in late May 2002 to elect directors and for other purposes. This Proxy Statement, the Notice of Meeting and the enclosed proxy will first be sent to shareholders on or about ___________, 2002.

VOTING OF PROXIES

     Shares represented at the Meeting by an executed and unrevoked proxy in the form enclosed will be voted in accordance with the instructions contained therein. If no instructions are given on an executed and returned form of proxy, the proxies intend to vote the shares represented thereby in favor of each of the proposals to be presented to and voted upon by the shareholders as set forth herein.

     The Board of Directors knows of no other matters to be presented at the Meeting. If any other matter should be presented at the Meeting upon which a vote may be properly taken, shares represented by an executed and unrevoked proxy received by the Board of Directors may be voted with respect thereto in accordance with the judgment of the proxies.

REVOCABILITY OF PROXIES

     Any proxy given by a record shareholder may be revoked by such shareholder at any time before it is exercised by submitting to the Secretary of the Company a duly executed proxy bearing a later date, delivering to the Secretary of the Company a written notice of revocation or attending the Meeting and voting in person. In the event a shareholder's shares are held in street name, such shareholder must contact his bank or broker to revoke his proxy.

SOLICITATION

     The cost of this solicitation of proxies is being borne by the Company. Solicitations will be made only by the use of the mail, except that, if deemed desirable, officers and regular employees of the Company may solicit proxies by telephone, facsimile, personal calls or other means, without being paid additional compensation for such services. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the common stock, par value $0.01 per share, of the Company (the "Common Stock") held of record by such persons, and the Company will reimburse them for their reasonable expenses incurred in this connection.

                        VOTING SHARES AND VOTING RIGHTS

     Only holders of record of Common Stock at the close of business on April __, 2002 (the "Record Date"), are entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof. At that time, there were outstanding ______________ shares of Common Stock, which is the only outstanding class of voting securities of the Company. A majority of the outstanding shares of Common Stock must be represented at the Meeting in person or by proxy in order to constitute a quorum for the transaction of business.

     Each holder of Common Stock shall have one vote for each share of Common Stock registered, on the Record Date, in such holder's name on the books of the Company. The affirmative vote of the holders of at least two-thirds of the outstanding shares of Common Stock is necessary to approve the amendments to the Company's Articles of Incorporation.

     Abstentions and shares held of record by a broker or nominee that are voted on any matter are included in determining whether a quorum exists. With respect to the proposed amendments to the Articles of Incorporation, abstentions and broker non-votes will have the same effect as a vote against the proposed amendment. With respect to all other matters, abstentions and broker non-votes will have no effect on such matters. A broker non-vote occurs if a broker or other nominee of shares does not have discretionary authority to vote the shares and has not received voting instructions with respect to a particular matter.

                                    ITEM 1.

              AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION
                     TO AUTHORIZE SHARES OF PREFERRED STOCK

     At present, Article 4 of the Articles of Incorporation of the Company provides for 5,000,000 authorized shares of Common Stock and no authorized shares of preferred stock. The Board of Directors believes that it is in the best interests of the Company and its shareholders to have available authorized but unissued shares of preferred stock for use in connection with raising additional capital, possible acquisitions and other corporate purposes. Therefore, the Board has proposed an amendment to authorize 2,000,000 shares of preferred stock, par value $0.01 per share ("Preferred Stock"). The shares of Preferred Stock would be issuable in series by the Board of Directors in its discretion. If this amendment is approved by shareholders at the Meeting, the Company intends to establish a series of Preferred Stock to be designated the Series A Mandatory Convertible Preferred Stock and to sell up to 333,500 shares of such series for $15.00 per share in a private offering. The proceeds from such sale would be used to fund a portion of the purchase price of the stock of The Express Bank located in Alvin, Texas. The text of Article 4, Section 4.1 of the Articles of Incorporation as proposed to be amended is attached hereto as Appendix A.

     The Preferred Stock (or other securities convertible in whole or in part into Preferred Stock) will be available for issuance from time to time for various purposes as determined by the Company's Board of Directors, including, without limitation, making future acquisitions, raising additional equity capital and other corporate purposes. Subject to certain limits set by the Company's Articles of Incorporation, the Preferred Stock (or such convertible securities) may be issued on such terms and conditions, and at such times and in such situations, as the Board of Directors in its sole discretion determines to be appropriate, without any further approval or action by the shareholders (unless otherwise required by laws, rules, regulations or agreements applicable to the Company).

     Moreover, except as otherwise limited by the Articles of Incorporation or applicable laws, rules or regulations, the Board of Directors has the sole authority to determine the relative rights and preferences of the Preferred Stock and any series thereof without shareholder approval.

     The Board of Directors does not intend to seek shareholder approval prior to any issuance of Preferred Stock or any series thereof, unless otherwise required by law. For example, under the Texas Business Corporation Act, shareholder approval prior to the issuance of shares of Common Stock or Preferred Stock is required in connection with certain mergers. Frequently, opportunities arise that require prompt action, such as the possible acquisition of a property or business or the private sale of securities, and it is the belief of the Board of Directors that the delay necessary for shareholder approval of a specific issuance could be to the detriment of the Company and its shareholders. The Board of Directors does not intend to issue any shares of Common Stock or Preferred Stock except on terms which the Board of Directors deems to be in the best interests of the Company and its then existing shareholders.

     In addition to the corporate purposes discussed above, the proposed amendment to the Company's Articles of Incorporation could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the Board of Directors. For example, it may be possible for the Board of Directors to delay or impede a takeover or transfer of control of the Company by causing such authorized shares of Preferred Stock to be issued to holders who might side with the Board of Directors in opposing a takeover bid that the Board of Directors determines is not in the best interests of the Company and its shareholders. The proposed amendment therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the proposed amendment may limit the opportunity for the Company's shareholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The proposed amendment may have the effect of permitting the Company's current management, including the current Board of Directors, to retain its position, and place it in a better position to resist changes that shareholders may wish to make if they are dissatisfied with the conduct of the Company's business. However, the Board of Directors is not aware of any attempt to take control of the Company and the Board of Directors has not presented this proposal with the intent that it be utilized as a type of anti-takeover device.

     The effects of the issuance of the Preferred Stock on the holders of Common Stock could include, among other things, (i) reduction of the amount otherwise available for payments of dividends on Common Stock if dividends are payable on the series of Preferred Stock; (ii) restrictions on dividends on Common Stock if dividends on the series of Preferred Stock are in arrears; (iii) dilution of the voting power of Common Stock if the series of Preferred Stock has voting rights, including a possible "veto" power if the series of Preferred Stock has class voting rights; (iv) dilution of the equity interest of holders of Common Stock if the series of Preferred Stock is convertible, and is converted, into Common Stock; and (v) restrictions on the rights of holders of Common Stock to share in the Company's assets upon liquidation until satisfaction of any liquidation preference granted to the holders of any series of Preferred Stock. Holders of Common Stock have no preemptive rights to purchase or otherwise acquire any Preferred Stock that may be issued.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO AUTHORIZE 2,000,000 SHARES OF PREFERRED STOCK.

                                    ITEM 2.

              AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION
                         TO ELIMINATE CUMULATIVE VOTING

     The Board of Directors is proposing an amendment to the Company's Articles of Incorporation to eliminate cumulative voting by the holders of capital stock in the election of directors of the Company. If the proposed amendment is authorized, the text of Article 4, Section 4.3 of the Articles of Incorporation would be amended to read as follows: "Section 4.3 Cumulative Voting. Cumulative voting shall not be permitted."

     Under cumulative voting, each shareholder has a number of votes equal to the number of shares such shareholder is entitled to vote multiplied by the number of directors to be elected at the meeting. The shareholder may allocate such votes to or among one or more nominees for director in any manner desired by the shareholder. The candidates receiving the highest number of votes, up to the number of directors to be elected, are elected. Cumulative voting by the holders of capital stock may enable a shareholder or group of shareholders representing a small minority of the votes cast in an election of directors to cause the election of one or more nominees for director. Without cumulative voting, a holder or holders of shares representing a majority of the votes cast in an election of directors will be able to elect all directors standing for election for that holder's respective class of stock.

     The Board of Directors believes that each director should only be elected if such director receives a plurality of the votes cast and that each director should represent the interest of all shareholders rather than the interest of a minority shareholder or special constituency. The Company, however, is not aware of any attempt by a group of shareholders of the Company to elect a director by using cumulative voting to achieve minority representation on the Board. The Board believes that the system of electing directors whereby those directors are elected who receive a plurality of votes cast by shareholders as a whole will best insure that the Board will act for the benefit of all shareholders. Accordingly, the Board believes that it is in the best interests of the Company and all of its shareholders to eliminate cumulative voting.

     While the Board of Directors does not consider the elimination of cumulative voting as an anti-takeover measure, the absence of cumulative voting could have the effect of preventing shareholders holding a minority of the Company's voting capital stock from obtaining representation on the Board. The elimination of cumulative voting might also, under certain circumstances, render more difficult or discourage a merger, tender offer or proxy contest, the assumption of control by a holder of a large block of the Company's capital stock or the removal of incumbent management.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO ELIMINATE CUMULATIVE VOTING BY THE HOLDERS OF CAPITAL STOCK.

                                    ITEM 3.

              AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION
      TO PROVIDE FOR INDEMNIFICATION TO THE FULLEST EXTENT ALLOWED BY LAW

     The Board of Directors recommends amending Article 8 of the Company's Articles of Incorporation to provide for indemnification to the fullest extent allowed by law. The text of Article 8 of the Articles of Incorporation as proposed to be amended is attached hereto as Appendix B.

     Texas law allows a corporation to indemnify and to reimburse or advance reasonable expenses to officers, directors, employees and agents in connection with any action, suit or proceeding to which such person is a party by reason of his being or having been a director, officer, employee or agent of the corporation or having served as a director, officer, partner, employee, venturer, proprietor, trustee, agent or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise at the request of the corporation.
The corporation may also purchase insurance covering the possible liability of the persons described. The Texas Business Corporation Act provides that such indemnification and such payment or reimbursement of expenses may be made mandatory by a provision contained in the articles of incorporation, bylaws, a resolution of shareholders or directors or an agreement. The amendment to
Article 8 of the Articles of Incorporation provides that the Company will be required to indemnify and reimburse officers, directors, employees and certain others to the fullest extent allowed by law, restates certain other provisions of Article 8 and provides for reimbursement of expenses for persons who appear as witnesses or participants in a proceeding. Management believes that the provisions described above are necessary to attract and retain qualified individuals to serve as directors and officers of the Company.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO PROVIDE FOR INDEMNIFICATION TO THE FULLEST EXTENT PERMITTED BY TEXAS LAW.

                    BENEFICIAL OWNERSHIP OF COMMON STOCK BY
              MANAGEMENT OF THE COMPANY AND PRINCIPAL SHAREHOLDERS

     The following tables set forth certain information regarding the beneficial ownership of the Common Stock as of __________, 2002 by (1) each director and executive officer of the Company and the Bank, (2) all directors and executive officers as a group and (3) each person who is known by the Company to beneficially own 5% or more of the Common Stock. Unless otherwise indicated, based on information furnished by such shareholders, management believes that each person has sole voting and dispositive power over the shares indicated as owned by such person and the address of each person is the same address as the Company.

DIRECTORS AND EXECUTIVE OFFICERS

                                                                             Percentage of
                                                                          Outstanding Shares
Name                                       Number of Shares              Beneficially Owned(1)
-----                                     ------------------         -----------------------------
George A. Clarke, Jr.                              12,540(2)                          *
Mike Cornett                                       26,000(3)                        1.11%
Linn C. Eignus                                     22,500(4)                          *
Robert A. Ferstl                                   62,000(5)                        2.67%
Louis F. Goza                                      55,896(6)                        2.41%
Nigel J. Harrison                                  76,000(7)                        3.19%
Thomas R. Johnson                                  18,088(8)                          *
Kenneth R. Koncaba                                  8,200                             *
Paul Knoble                                        22,000(9)                          *
Ervin A. Lev                                       16,000(10)                         *
Kenneth A. Love                                    26,800(11)                       1.15%
Wes Morehead                                       29,720(12)                       1.27%
George Pinder                                      69,630(13)                       3.00%
Richard L. Wagoner                                 24,000(15)                       1.03%
Tom Watson                                         24,000                           1.04%
Charles L. Whynot                                  32,596(16)                       1.40%
All directors and executive
 officers as a group (18 persons)                 525,970                           22.7%

______________
 * Indicates beneficial ownership less than 1.0%.

(1) Based on 2,316,400 shares of Common Stock issued and outstanding. The percentage assumes the exercise by the shareholder or group named in each row of all options for the purchase of Common Stock held by such shareholder or group and exercisable within 60 days.

(2) Includes 4,000 shares which may be acquired within 60 days pursuant to options granted under the Company's stock option plan.

(3) Includes 24,000 shares which may be acquired within 60 days pursuant to options granted under the Company's stock option plan.

(4) Includes 16,000 shares which may be acquired within 60 days pursuant to options granted under the Company's stock option plan.

(5) Includes 2,000 shares held of record by Texas Truck & Body, Inc., of which Mr. Ferstl is President, and 4,000 shares which may be acquired within 60 days pursuant to options granted under the Company's stock option plan.

(6) Includes 4,100 shares held of record by Lingo Properties, Inc., of which Mr. Goza is the controlling shareholder, and 4,000 shares which may be acquired within 60 days pursuant to options granted under the Company's stock option plan.

(7) Includes 64,000 shares which may be acquired within 60 days pursuant to options granted under the Company's stock option plan.

(8) Consists of 13,688 shares held of record by the T&P Johnson Family Trust, of which Mr. Johnson is trustee, and 4,000 shares which may be acquired within 60 days pursuant to options granted under the Company's stock option plan.

(9) Includes 20,000 shares which may be acquired within 60 days pursuant to options granted under the Company's stock option plan.

(10) Includes 12,000 shares which may be acquired within 60 days pursuant to options granted under the Company's stock option plan.

(11) Excludes shares held by GAR Company Inc. as indicated in the following table. Includes 4,800 shares held of record by Kenneth A. Love as custodian for his minor children and 4,000 shares which may be acquired within 60 days pursuant to options granted under the Company's stock option plan.

(12) Includes 20,000 shares which may be acquired within 60 days pursuant to options granted under the Company's stock option plan.

(13) Includes 4,000 shares which may be acquired within 60 days pursuant to options granted under the Company's stock option plan.

(14) Includes 20,000 shares which may be acquired within 60 days pursuant to options granted under the Company's stock option plan.

(15) Includes 2,000 shares held of record by W's Five Partnership, of which Mr. Wagoner is a general partner, and 4,000 shares which may be acquired within 60 days pursuant to options granted under the Company's stock option plan.

(16) Includes 4,000 shares which may be acquired within 60 days pursuant to options granted under the Company's stock option plan.

PRINCIPAL SHAREHOLDERS

                                                                          Percentage of
                                                                       Outstanding Shares
               Name                       Number of Shares            Beneficially Owned(1)
             --------                   -------------------        ---------------------------
Wayne K. Love, Trustee                                188,104(2)                         8.12%
GAR Company Inc.
Profit Sharing Plan
P. O. Box 266084
Houston, Texas 77207

Voting Representatives under the                    1,516,927                           65.49%
Voting Agreement (Messrs.
Eignus, Ferstl, Goza, Harrison,
Johnson, Love, Wagoner and
Whynot, each of whom is a
director)
14200 Gulf Freeway
Houston, Texas 77034

---------------
(1) Based on 2,316,400 shares of Common Stock issued and outstanding.

(2) Mr. Kenneth Love, a director and shareholder of the Company, serves as one of three trustees for the profit sharing plan, is an employee of GAR Company Inc. and has voting and investment control over the Common Stock held by the profit sharing plan. This total does not include additional 57,332 shares of Common Stock held by the profit sharing plan for Copper State Rubber of Arizona, Inc., a wholly owned subsidiary of GAR Company Inc.

VOTING AGREEMENT

     When the Bank was established, a group of shareholders entered into the Voting Agreement. Following formation of the Company, the Voting Agreement was amended and restated to cover the shares of Common Stock which were received by parties to the agreement in exchange for their shares of common stock of the Bank.

     The Voting Agreement vests the voting rights of the shares subject to the Voting Agreement in named voting representatives, who have the power to vote the stock at all meetings of shareholders of the Company on any issue, as determined by two-thirds of the voting representatives. The Voting Agreement provides a procedure to replace and remove a voting representative. The Voting Agreement imposes certain restrictions on the ability of the parties to the Voting Agreement to sell their shares of Common Stock to other persons by providing that any transfer is subject to a right of first refusal by the Company and by the other parties to the agreement. However, there are exceptions to the right of first refusal for certain transfers. In the event of a proposed sale of control of the Company, the holders of a majority of the stock subject to the agreement will determine whether to accept the offer, subject to the procedures set forth in the agreement. The initial term of the Voting Agreement is ten years, subject to specific terms for early termination and for renewal.

     At present, the voting representatives have the power to vote 1,516,927 shares, approximately 65.49% of the issued and outstanding Common Stock, held of record by 245 persons, pursuant to the terms of the Voting Agreement. It is the intention of the voting representatives to vote such shares in favor of the proposed amendments to the Articles of Incorporation.

                  DATE FOR SUBMISSION OF SHAREHOLDER PROPOSALS

     In order for shareholder proposals submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, to be presented at the Company's 2003 Annual Meeting of Shareholders and included in the Company's proxy statement and form of proxy relating to such meeting, such proposals must be submitted to the Secretary of the Company at the Company's principal executive offices not later than December 30, 2002. Shareholder proposals should be submitted to the Secretary of the Company at 14200 Gulf Freeway, Houston, Texas 77437.

                                 OTHER MATTERS

     The Board of Directors does not intend to bring any other matter before the Meeting and does not know of any other matters that are to be presented for action at the Meeting. However, if any other matter does properly come before the Meeting or any adjournment thereof, the proxies will be voted in accordance with the discretion of the person or persons voting the proxies.

     You are cordially invited to attend the Meeting. Regardless of whether you plan to attend the Meeting, you are urged to complete, date, sign and return the enclosed proxy in the accompanying envelope at your earliest convenience.

                              By order of the Board of Directors,


                              Nigel J. Harrison
                              President and Chief Executive Officer

                                                                     APPENDIX A


                 PROPOSED AMENDMENT TO ARTICLE 4, SECTION 4.1

     Section 4.1 Authorized Shares. The aggregate number of shares of stock of all classes which the Corporation shall have authority to issue is seven million (7,000,000) shares, of which two million (2,000,000) shall be shares designated preferred stock of the par value of $0.01 each (hereinafter sometimes called "Preferred Stock") and five million (5,000,000) shall be shares designated common stock of the par value of $0.01 each (hereinafter sometimes called "Common Stock"). The preferences, limitations and relative rights in respect of the shares of each class of stock are as follows:

     (1) Preferred Stock. The board of directors of the Corporation shall have the authority to establish series of unissued shares of Preferred Stock by fixing and determining the designations, preferences, limitations and relative rights, including voting rights, of any series of Preferred Stock so established.

     (2) Common Stock. Subject to the prior and superior rights of the Preferred Stock, if any, such dividends (payable in cash, stock or otherwise) as may be determined by the board of directors of the Corporation may be declared and paid on the Common Stock from time to time out of any funds legally available therefor. The holders of the Common Stock, together with the holders of any series of Preferred Stock so empowered, shall possess voting power for the election of directors and for all other purposes, subject to such limitations as may be imposed by law, by any provision of these Articles of Incorporation, or by the terms of any series of Preferred Stock. In the exercise of its voting power, the Common Stock shall be entitled to one vote for each share held. Subject to the full satisfaction of the prior and superior rights of the Preferred Stock, if any, in the event of any liquidation, dissolution, or winding up of the affairs of the Corporation, the remaining assets and funds of the Corporation shall be distributed among the holders of the Common Stock according to their respective shares.

                                                                      APPENDIX B


                        PROPOSED AMENDMENT TO ARTICLE 8


     Section 8.1. Indemnification. As permitted by Section G of Article 2.02-1 of the Texas Business Corporation Act or any successor statute (the "Indemnification Article"), the Corporation hereby:

     (A) makes mandatory the indemnification permitted under Section B of the Indemnification Article as contemplated by Section G thereof;

     (B) makes mandatory its payment or reimbursement of the reasonable expenses incurred by a former or present director who was, is, or is threatened to be made a named defendant or respondent in a proceeding upon such director's compliance with the requirements of Section K of the Indemnification Article; and

     (C) extends the mandatory indemnification referred to in Section 8.1(a) above and the mandatory payment or reimbursement of expenses referred to in
Section 8.1(b) above (i) to all former or present officers of the Corporation and (ii) to all persons who are or were serving at the request of the Corporation as a director, officer, partner, trustee, employee, agent or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise, to the same extent that the Corporation is obligated to indemnify and pay or reimburse expenses to directors.

     Section 8.2. Nonexclusivity. The indemnification provided by this Article shall not be deemed exclusive of any other rights to which any such director, officer or other person may be entitled under any bylaw, agreement, authorization of shareholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall enure to the benefit of such person's heirs and legal representatives.

     Section 8.3. Insurance. The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation or who is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another business, foreign, domestic or non-profit corporation, partnership, joint venture, sole proprietorship, trust or other enterprise or employee benefit plan, against any liability asserted against such person and incurred by such person in such a capacity or arising out of such person's status as such a person, whether or not the Corporation would have the power to indemnify such person against that liability under the provisions of this Article or the Texas Business Corporation Act.

     Section 8.4. Witnesses. Notwithstanding any other provision of this Article, the Corporation shall pay or reimburse expenses incurred by any director, officer, employee or agent in connection with such person's appearance as a witness or other participation in a proceeding at a time when such person is not a named defendant or respondent in such proceeding.

                      FIRST COMMUNITY CAPITAL CORPORATION

Proxy for Special Meeting of Shareholders to be Held on ________, May __, 2002

         This Proxy is Solicited on Behalf of the Board of Directors.


     A Special Meeting of Shareholders of First Community Capital Corporation (the "Company") will be held at the main office of First Community Bank, N.A., 14200 Gulf Freeway, Houston, Texas 77034, on ________, May __, 2002, beginning at _____ a.m. (local time). The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and related Proxy Statement accompanying this proxy.

     The undersigned hereby appoints Nigel J. Harrison and Linn C. Eignus, and each of them, with or without the other, attorneys, agents and proxies, with full power of substitution, to vote all shares of Common Stock, par value $0.01 per share, of the Company owned of record by the undersigned or with respect to which the undersigned is entitled to vote and otherwise to act on behalf of the undersigned at the Special Meeting of Shareholders and any adjournment thereof in accordance with the directions set forth herein and with discretionary authority with respect to such other matters, as may properly come before such meeting or any adjournment thereof, including any matter presented by a shareholder at such meeting for which advance notice was not received by the Company in accordance with the Company's Bylaws.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY AND WILL BE VOTED FOR THE FOLLOWING PROPOSALS UNLESS OTHERWISE INDICATED.

1. Amendment to the Company's Articles of Incorporation to authorize 2,000,000 shares of Preferred Stock, issuable in series by the Board of Directors.

                [_] FOR         [_] AGAINST         [_] ABSTAIN

2. Amendment to the Company's Articles of Incorporation to prohibit cumulative voting in the election of directors.

                [_] FOR         [_] AGAINST         [_] ABSTAIN

3. Amendment to the Company's Articles of Incorporation to provide for indemnification to the fullest extent allowed by law.

                [_] FOR         [_] AGAINST         [_] ABSTAIN

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

     This proxy is solicited by the Board of Directors and will be voted in accordance with the undersigned's directions set forth herein. If no direction is made, this proxy will be voted (1) FOR the amendment to the Company's Articles of Incorporation to authorize 2,000,000 shares of Preferred Stock, issuable in series by the Board of Directors, (2) FOR the amendment to the Company's Articles of Incorporation to prohibit cumulative voting in the election of directors and (3) FOR the amendment to the Company's Articles of Incorporation to provide for indemnification to the fullest extent allowed by law.

     Please sign your name exactly as it appears on the certificate(s) representing your shares of Common Stock. If shares are held jointly, all joint owners should sign. If shares are held by a corporation, please sign the full corporate name by the president or any other authorized corporate officer. If shares are held by a partnership, please sign the full partnership name by an authorized person. If you are signing as attorney, executor, administrator, trustee or guardian, please set forth your full title as such.


                                         -------------------------------------
                                         Print Name of Shareholder


                                         -------------------------------------
                                         Signature(s) of Shareholder(s)

                                         Date: ________________, 2002


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